UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2008
ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

551 Fifth Avenue, Suite 300, New York, New York	10176

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 297-0200
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) By letter dated November 17, 2008, Theodore T. Rosenberg, director of ABM Industries Incorporated (the “Company”) since 1962, former Chairman of the Board (1962-1984) and former President (1935-1962), notified the Board of Directors (the “Board”) of the Company that he would not accept the Board’s nomination, if any, to stand for reelection as a director at the Company’s 2009 Annual Meeting of Shareholders, at which time his current three-year term as a director will expire. Mr. Rosenberg also stated in his letter that he will continue to serve as a director until the 2009 Annual Meeting of Shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: November 21, 2008	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Senior Vice President and General Counsel